Consents of Persons Not Signing Registration Statement Named
             in Registration Statement As About to Become Directors

         The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the "Corporation") on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.


                                                       /S/ HARRY D. MADONNA
                                                       -------------------------
                                                       Harry D. Madonna

          Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

         The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the "Corporation") on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.


                                                       /S/ KENNETH ADELBERG
                                                       -------------------------
                                                       Kenneth Adelberg

          Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

         The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the "Corporation") on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.


                                                       /S/ DANIEL S. BERMAN
                                                       -------------------------
                                                       Daniel S. Berman

          Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

         The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the "Corporation") on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.


                                                       /S/ WILLIAM W. BATOFF
                                                       -------------------------
                                                       William W. Batoff

          Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

         The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the "Corporation") on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.


                                                       /S/ EUSTACE W. MITA
                                                       -------------------------
                                                       Eustace W. Mita

          Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

         The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the "Corporation") on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.


                                                       /S/ NEIL I. RODIN
                                                       -------------------------
                                                       Neil I. Rodin

          Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

         The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the "Corporation") on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.


                                                       /S/ STEVEN J. SHOTZ
                                                       -------------------------
                                                       Steve J. Shotz

          Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

         The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the "Corporation") on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.


                                                       /S/ ROLF A. STENSRUD
                                                       -------------------------
                                                       Rolf A. Stensrud

          Consents of Persons Not Signing Registration Statement Named in Registration Statement As About to Become Directors

         The undersigned hereby consents to the use of his name in a Registration Statement filed by Execufirst Bancorp, Inc. (the "Corporation") on Form S-4 (File No. 333-000673), and any amendments thereto, in connection with the registration of approximately 1,985,658 shares of the Corporation's Common Stock, being offered to the present shareholders of Republic Bancorporation, Inc. in connection with the proposed merger of Republic Bancorporation, Inc. with and into Execufirst Bancorp, Inc.


                                                       /S/ HARRIS WILDSTEIN
                                                       -------------------------
                                                       Harris Wildstein